PRINCIPAL ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2019
PRINCIPAL ACCOUNTING POLICIES
Summary of financial information of Group's VIEs

	As of December 31,
	2018	2019
	RMB	RMB
Total assets	521,044	478,635
Total liabilities	214,588	205,580

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Total revenues	—	161,816	180,749
Net income (loss)	(4,088)	18,406	(33,419)

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Net cash provided by (used in) operating activities	(7,131)	5,855	(24,841)
Net cash provided by (used in) investing activities	4,152	(83,936)	(22,232)
Net cash provided by financing activities	3,334	157,000	25,000
Net increase (decrease) in cash	355	78,919	(22,073)
Cash, beginning of year	7,527	7,882	86,801
Cash, end of year	7,882	86,801	64,728

Schedule of cash and restricted cash

	2018	2019
	RMB	RMB

Cash	1,968,351	2,294,904
Restricted cash	5,770	66,169
Total cash and restricted cash	1,974,121	2,361,073

Schedule of estimated useful lives of property and equipment

Estimated useful lives
Land use rights	32.42 to 50 years
Building	20 years
Leasehold improvements	Lesser of the lease period or the estimated useful life
Electronic equipment	3 to 5 years
Furniture and fixtures	5 years
Motor vehicles	5 years
Other assets	5 years

Schedule of estimated useful lives of intangible assets

Estimated useful lives
Computer software	2 to 10 years
Acquired technology	5 to 10 years
Trade names	10 to 20 years
Customer relationships	5 years
Acquired program transmission license	6 years
Acquired training and other licenses	5 to 10 years

Schedule of assumptions used to estimate the fair value of stock options

	2017	2018	2019
Risk-free interest rate	1.61%	2.41%-2.75%	1.61%-2.47%
Expected life (years)	4	4	4
Expected dividend yield	0%	0%	0%
Volatility	32%	32%	35%-38%
Weighted average fair value per common share on date of option grant	US$56.68	US$73.46	US$69.46